SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                        Commission File Number: 000-50454


                              Digiblue Media, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               75-3016844
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

32946 Dana Spruce, Suite A, Dana Point, California                        92672
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(Address of principal executive offices)                              (Zip Code)

                                  714.460.2717
                                  ------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 14, 2004, Brian Eddo, the secretary of Digiblue Media, Inc., a Nevada corporation (the "Registrant"), resigned that position. Alain Houle was appointed as the Registrant's secretary on the same date. Mr. Houle owns 46,000 shares of the Registrant's common stock, which comprises 0.4% of the Registrant's total issued and outstanding shares. Mr. Houle has sole voting and dispositive power as to the 46,000 shares he owns directly.

ALAIN HOULE. Mr. Houle was appointed as our secretary on January 14, 2004. Mr. Houle is an attorney in the Province of Quebec, Canada, and a member of the Quebec Bar. He has been in private practice as an attorney since 1992. Mr. Houle earned his law degree from the University of Montreal in 1991 and his bachelor's degree in Management from McGill University in 1987. Mr. Houle is not an officer or director of any other reporting company. There is no family relationship between any of our officers or directors.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   Digiblue Media, Inc.


January 20, 2004                          By:      /s/ Brian Eddo
                                                   -----------------------------
                                                   Brian Eddo, President and
                                                   Chief Executive Officer